SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 20, 2001


                                 KAYE GROUP INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-21988               13-3719772
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(State of other jurisdiction          (Commission            IRS Employer
of incorporation)                     File Number)           Identification No.)


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                              122 East 42nd Street
                              New York, N.Y.              10168
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (212) 338-2100
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Total number of pages filed including cover and under pages:  5
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                                 KAYE GROUP INC.

                                      INDEX




Item 5. Other Events

     Kaye Group Inc. (the "Company") on January 20, 2001 reported HUB International Limited agrees to acquire Kaye Group Inc.

     A Press Release announcing the actions described above was issued by the Company on January 20, 2001 and is attached hereto as Exhibit 99.8.

Item 7. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

          99.8 Press Release dated January 20, 2001, issued by the Company.






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